UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of  the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 31, 1999

                            BANKNORTH GROUP, INC.
           (Exact name of registrant as specified in its charter)

Delaware                           0-18173               03-0321189
(State or other                  (Commission             (IRS Employer
 jurisdiction of                File Number)             Identification No.)
 incorporation)

                            Banknorth Group, Inc.
                             300 Financial Plaza
                                P.O. Box 5420
                         Burlington, VT  05401-5420
                  (Address of principal executive offices)

     Registrant's telephone number, including area code:  (802) 658-9959

                               Not applicable
        (Former name or former address, if changed since last report)


ITEM 5.   OTHER EVENTS

      On July 31, 1998, Banknorth Group, Inc. (the "Company" or "Banknorth") executed an agreement with Evergreen Bancorp, Inc. ("Evergreen") of Glens Falls, New York pursuant to which the Company agreed to acquire Evergreen by merger of Evergreen into Banknorth (the "Merger"). On December 31, 1998, the Company consummated the Merger. Evergreen was the bank holding company parent for a single community bank, Evergreen Bank, N.A., which operates twenty-eight (28) branches in New York. The transaction was structured as a tax-free exchange of 0.9 shares of the Company's common stock for each share of Evergreen common stock and accounted for as a pooling of interests.

      The publication of these unaudited financial results is in accordance with a provision of the Affiliation Agreement and Plan of Reorganization dated as of July 31, 1998 that provides for the publication by the Company of unaudited financial results, including at least 30 days of post-merger combined results of operations pursuant to Securities and Exchange Commission Accounting Series Release No. 135. The following represents an Unaudited Condensed Consolidated Statement of Financial Condition, a Summary of Operations and other selected Financial Information and Notes as of and for the month ended January 31, 1999:


BANKNORTH GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
As of January 31, 1999
(Unaudited)


                                                                           January 31,
(In thousands)                                                                1999
                                                                           -----------

Assets
Cash and due from banks                                                    $  118,194
Money market investments                                                        9,857
                                                                           ----------
  Cash and cash equivalents                                                   128,051

Loans held for sale                                                            32,958
Securities available for sale, at fair value                                1,123,215
Investment securities, held for maturity                                       20,454
 (Fair value amounts to $21,299)

Loans                                                                       2,845,017
Less:  Allowance for loan losses                                               45,086
                                                                           ----------
  Net loans                                                                 2,799,931

Accrued interest receivable                                                    24,473
Premises, equipment and software, net                                          53,479
Other real estate owned and repossessed assets                                  2,970
Goodwill                                                                       76,607
Capitalized mortgage servicing rights                                           5,434
Bank-owned life insurance                                                      42,492
Other assets                                                                   36,753
                                                                           ----------
      Total assets                                                         $4,346,817
                                                                           ==========

Liabilities, Guaranteed Preferred Beneficial Interests in Corporation's
 Junior Subordinated Debentures and Shareholders' Equity

Non-interest bearing deposits                                              $  483,899
Interest bearing deposits                                                   3,067,889
                                                                           ----------
      Total deposits                                                        3,551,788

Federal funds purchased                                                        15,480
Securities sold under agreements to repurchase                                205,913
Borrowings from U.S. Treasury                                                  27,069
Borrowings from Federal Home Loan Bank                                         70,000
                                                                           ----------
      Total short-term borrowed funds                                         318,462

Federal Home Loan term notes                                                   65,867
Bank term loan                                                                  8,263
                                                                           ----------
      Total long-term debt                                                     74,130

Accrued interest payable                                                        7,366
Other liabilities                                                              42,931
                                                                           ----------
      Total liabilities                                                     3,994,677

Guaranteed preferred beneficial interests in Corporation's
 junior subordinated debentures                                                30,000

Shareholders' equity                                                          322,140
                                                                           ----------

Total Liabilities, Guaranteed Preferred Beneficial Interests
 in Corporation's Junior Subordinated Debentures and
 Shareholders' Equity                                                      $4,346,817
                                                                           ==========


BANKNORTH GROUP, INC.
SUMMARY OF OPERATIONS
For the Month Ended January 31, 1999

                                              (Unaudited)
(Dollars in thousand)

Total interest income                           $26,265
Total interest expense                           12,006
                                                -------
      Net interest income                        14,259
Provision for loan losses                           772
                                                -------
      Net interest income after provision        13,487

Operating income
  Investment management income                    1,566
  Service charges on deposits                     1,079
  Mortgage banking income                           387
  Net securities transactions                        79
  Other income                                      921
                                                -------
      Total operating income                      4,032

Operating expense
  Compensation and benefits                       5,789
  Net occupancy expense                             904
  Equipment and software                            768
  Data processing                                   806
  Goodwill amortization                             705
  Capital securities expense                        263
  Other operating expenses                        2,719
                                                -------
      Total operating expense                    11,954

Income before income taxes                        5,565
Income taxes                                      1,722
                                                -------
Net income                                      $ 3,843
                                                =======


BANKNORTH GROUP, INC.
SELECTED FINANCIAL INFORMATION
As of January 31, 1999

                                                       (Unaudited)
(Dollars in thousand, except share data)

Total common shares outstanding                        23,158,743

Non-performing assets                                    $ 19,150
Non-performing loans                                       16,179
Non-performing assets/total assets                          0.44%
Allowance for loan losses to non-performing loans         278.67%


NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AND SUMMARY OF OPERATIONS AS OF AND FOR THE MONTH ENDED JANUARY 31, 1999

1. The accompanying unaudited condensed consolidated financial statements include the accounts of the Company and its subsidiaries, Evergreen Bank, N.A. and its wholly owned subsidiary, First Massachusetts Bank, N.A., North American Bank Corporation and its wholly owned subsidiary, Farmington National Bank, The Howard Bank, N.A., First Vermont Bank and Trust Company and its wholly owned subsidiary, Banknorth Mortgage Company, Franklin Lamoille Bank, Granite Savings Bank and Trust Company, Woodstock National Bank, The Stratevest Group, N.A., North Group Realty, Inc., and Banknorth Capital Trust I. It is the opinion of management that the accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles and reflect all adjustments which are considered necessary to report fairly the financial position as of January 31, 1999 and the summary of operation for the month ended January 31, 1999.

2. Included in total operating expenses for the month of January 31, 1999 were approximately $121 thousand of merger costs and restructuring charges as a result of the merger of Evergreen. During the fourth quarter of 1998, the Company incurred approximately $20.1 million in expenses related to the merger. Management expects an additional $700 thousand in after-tax expense in the first quarter of 1999.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Banknorth Group, Inc.

                                       /s/ Thomas J. Pruitt
                                       --------------------
                                       Thomas J. Pruitt
                                       Executive Vice President and Chief
                                       Financial Officer


Dated:   February 17, 1999